Exhibit 23.1

               Consent of Independent Certified Public Accountants




THCG, Inc.
New York, New York


As independent public accountants, we hereby consent to the incorporation of our reports included in this Amendment No. 2 of Form 10-K/A, into the Company's previously filed Registration Statement Files No. 333-44888 and No. 333-33028.



                                         Arthur Andersen LLP.


New York, New York
November 14, 2000